UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2021

CLARUS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39802	85-1231852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Skokie Boulevard Suite 340 Northbrook, Illinois	60062
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (847) 562-4300

Blue Water Acquisition Corp.
15 E. Putnam Avenue, Suite 363
Greenwich, CT 06830
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CRXT	The Nasdaq Global Market
Warrants to purchase one share of common stock at an exercise price of $11.50	CRXTW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 9, 2021 (the “Closing Date”), Clarus Therapeutics Holdings, Inc., a Delaware corporation (f/k/a Blue Water Acquisition Corp. (“Blue Water”)), consummated the previously announced business combination pursuant to the terms of the Agreement and Plan of Merger, dated April 27, 2021 (the “Merger Agreement”), by and among Blue Water, Blue Water Merger Sub Corp., a Delaware corporation (“Merger Sub”) and Clarus Therapeutics, Inc., a Delaware corporation (“Legacy Clarus”).

Pursuant to the terms of the Merger Agreement, a business combination between Blue Water and Legacy Clarus was effected through the merger of Merger Sub with and into Legacy Clarus, with Legacy Clarus surviving as the post-merger company and as a wholly owned subsidiary of Blue Water (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). On the Closing Date, the registrant changed its name from Blue Water Acquisition Corp. to Clarus Therapeutics Holdings, Inc. (“New Clarus” or the “Combined Entity”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (A) an aggregate of 17,751,348 shares of Class A common stock, par value $0.0001 per share, of Blue Water (“Blue Water Class A common stock”) were issued to the holders of (i) certain shares of Legacy Clarus preferred stock issued and outstanding immediately prior to the Effective Time (such shares, the “Legacy Clarus Consideration-Receiving Preferred Stock”) and (ii) the holders of certain convertible and non-convertible promissory notes of Legacy Clarus outstanding as of the Effective Time (such notes, the “Legacy Clarus Consideration-Receiving Notes”); (B) warrants to purchase an aggregate 61,146 shares of Legacy Clarus stock were converted into warrants to purchase an aggregate 9,246 shares of New Clarus common stock (such converting warrants, the “Legacy Clarus Converting Warrants”) and (C) all shares of Legacy Clarus capital stock (other than the Legacy Clarus Consideration-Receiving Preferred Stock), and all outstanding options, warrants or rights to purchase or subscribe for any Legacy Clarus capital stock, securities convertible into or exchangeable for, or that otherwise conferred on the holder any right to acquire any capital stock of Legacy Clarus (in each case, other than the Legacy Clarus Consideration-Receiving Notes and the Legacy Clarus Converting Warrants), whether or not exercised prior to the Effective Time, were cancelled, retired and terminated without any consideration or any liability to Legacy Clarus with respect thereto. In addition, all shares of Class B common stock, par value $0.0001 per share, of Blue Water (“Blue Water Class B common stock”, and together with the Blue Water Class A common stock, the “Blue Water common stock”) were converted into Blue Water Class A common stock in accordance with Blue Water’s amended and restated certificate of incorporation (the “Blue Water Charter”).

Following the Effective Time, upon filing of the second amended and restated certificate of incorporation, all shares of Blue Water common stock were redesignated as common stock, par value $0.0001 per share, of New Clarus (“Common Stock”).

Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer Clarus Therapeutics Holdings, Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of Clarus Therapeutics Holdings, Inc. unless the context otherwise requires. All references herein to the “Closing” refer to the closing of the Business Combination contemplated by the Merger Agreement.

A description of the Business Combination and the terms of the Merger Agreement are included in the final prospectus and definitive proxy statement filed by New Clarus with the Securities and Exchange Commission (the “SEC”) on July 23, 2021 (the “Proxy Statement/Prospectus”) in the section entitled “The Business Combination Proposal (Proposal 1)” beginning on page 101 of the Proxy Statement/Prospectus.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the Business Combination, on September 9, 2021, New Clarus, certain persons and entities holding securities of New Clarus and certain persons and entities receiving Common Stock pursuant to the Merger Agreement entered into a Registration Rights Agreement (the “Registration Rights Agreement”). The terms of the Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section entitled “The Business Combination Proposal (Proposal 1)” beginning on page 101 of the Proxy Statement/Prospectus.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Stockholder Lock-Up Agreements

In connection with the Business Combination, on September 9, 2021, New Clarus entered into lock-up agreements with certain stockholders of Legacy Clarus and executives of New Clarus (the “Legacy Holders”). The terms of the lock-up agreements provide for the Common Stock held by the Legacy Holders as of immediately after the Effective Time to be subject to transfer restrictions for a period of six months after the Closing Date, subject to certain exceptions.

The foregoing description of the Legacy Holders’ lock-up agreements is qualified in its entirety by the full text of the form of lock-up agreement, which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

Lender Lock-Up Agreements

In connection with the Business Combination, on September 9, 2021, New Clarus entered into lock-up agreements with certain holders of Senior Secured Notes (defined below) issued by Legacy Clarus (the “Legacy Lenders”). The terms of the lock-up agreements provide for certain shares of Common Stock held by the Legacy Lenders as of immediately after the Effective Time to be subject to transfer restrictions for a period of six months after the Closing Date, subject to certain exceptions. However, during the second half of the lock-up period (the “Leak-Out Period”), each Legacy Lender will be able to engage in limited transfers of restricted securities that would otherwise be prohibited by the lock-up, up to a daily maximum volume based on the number of restricted securities held by such Legacy Lender at the commencement of the Leak-Out Period prorated to the number of trading days in the Leak-Out Period, with the ability to cumulate unused daily volume limits over a maximum period of five trading days.

The foregoing description of the Legacy Lenders’ lock-up agreements is qualified in its entirety by the full text of the form of lock-up agreement, which is filed as Exhibit 4.3 hereto and incorporated herein by reference.

Indemnification Agreements

In connection with the Business Combination, on September 9, 2021, New Clarus entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require New Clarus to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of New Clarus’ directors or executive officers or any other company or enterprise to which the person provides services at New Clarus’ request.

The foregoing description of the indemnification agreements are qualified in its entirety by the full text of the form of indemnification agreements, which are filed as Exhibits 10.2 and 10.3 hereto and incorporated herein by reference.

Legacy Clarus Senior Secured Notes

As of the Closing Date and following the completion of the Business Combination, there will be approximately $43.125 million of principal (including principal of $3.125 million in respect of the PIK note described below), plus accrued interest, outstanding under senior secured notes issued by Legacy Clarus pursuant to an indenture dated March 12, 2020, as supplemented on May 27, 2021 and on the Closing Date (the “Senior Secured Notes”). Proceeds from the original issuance were used by Legacy Clarus to finance the commercial launch of JATENZO in 2020.

The Senior Secured Notes, currently bear interest at a rate of 14.5% per annum, are secured by substantially all of Legacy Clarus’ assets and intellectual property, and mature in March 2025. The Senior Secured Notes provide for semi-annual payments on March 1 and September 1. Until March 2022, only interest is payable on the notes, with payments in the amount of $3.920 million due on September 1, 2021 and $3.852 million due on March 1, 2022. As of the date of this current report on Form 8-K, Legacy Clarus has not yet paid the interest payment due September 1, 2021 pursuant to a 30-day grace period. Beginning with the payment due September 1, 2022, in addition to interest payments, Legacy Clarus is required to make principal payments of $6.0 million on each of September 1, 2022, March 1, 2023, September 1, 2023 and March 1, 2024. Thereafter, in addition to interest payments, Legacy Clarus is required to make principal payments of $8.0 million on each of September 1, 2024 and March 1, 2025. Additionally, on February 1, 2023, Legacy Clarus is required to make a payment of principal in the amount of $3.125 million, which is the amount of a payment-in-kind (“PIK”) note issued by Legacy Clarus on May 27, 2021, plus accrued and unpaid interest in respect of such principal. Legacy Clarus issued the PIK note to evidence the payment of interest on the Senior Secured Notes in the amount of $3.125 million that was due on March 1, 2021.

Further information regarding the Senior Secured Notes and the PIK note is found in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clarus—Liquidity and Capital Resources—Senior Secured Notes” beginning on page 190 of the Proxy Statement/Prospectus and “Risk Factors – Risks Related to Business Operations and Commercialization” beginning on page 52 of the Proxy Statement/Prospectus.

The foregoing description of the terms of the Senior Secured Notes are qualified in their entirety by the full text of the indenture and supplemental indenture, which are filed as Exhibits 10.14 and 10.15 hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

At a special meeting of stockholders held on August 27, 2021 (the “Special Meeting”), Blue Water’s stockholders approved the Business Combination. The Business Combination was completed on September 9, 2021.

As of the Closing Date and following the completion of the Business Combination, the Company issued the following securities pursuant to the Merger Agreement:

●	13,431,889 shares of Common Stock to the holders of the Legacy Clarus Consideration-Receiving Preferred Stock, Legacy Clarus Consideration-Receiving Notes and Legacy Clarus Converting Warrants;

●	1,770,000 shares of Common Stock to the holders of certain Senior Secured Notes of Legacy Clarus in exchange for $10.0 million of the aggregate principal amount of such notes and certain outstanding royalty rights and additional forbearance; and

●	2,558,705 shares of Common Stock to the holders of Senior Secured Notes and convertible promissory notes of Legacy Clarus that were issued between the date of the Merger Agreement and the Closing Date.

The Clarus lenders also received an aggregate 135,000 shares from the Sponsor pursuant to a share allocation agreement.

FORM 10 INFORMATION

Prior to the Closing, New Clarus was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, New Clarus became a holding company whose only assets consist of equity interests in Legacy Clarus.

The material terms and conditions of the Merger Agreement are described in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal (Proposal 1)” beginning on page 101 of the Proxy Statement/Prospectus.

Forward-Looking Statements

This Current Report on Form 8-K (including the documents incorporated by reference herein) contains forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of New Clarus. These statements are based on the beliefs and assumptions of the management of New Clarus. Although New Clarus believes that its respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, New Clarus cannot assure you that it will either achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” or similar expressions, but the absence of these words does not mean that a statement is not forward-looking. New Clarus cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of New Clarus, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing New Clarus’ views as of any subsequent date, and New Clarus does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, New Clarus’ actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the ability of New Clarus to realize the benefits from the Business Combination;

●	the ability to maintain the listing of New Clarus’ Common Stock on the Nasdaq Global Market following the Business Combination;

●	future financial performance following the Business Combination;

●	public securities’ potential liquidity and trading;

●	the impact from the outcome of any known and unknown litigation;

●	the ability of New Clarus to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses;

●	expectations regarding future expenditures of New Clarus following the Business Combination;

●	the future mix of revenue and effect on gross margins of New Clarus following the Business Combination;

●	the attraction and retention of qualified directors, officers, employees and key personnel of New Clarus following the Business Combination;

●	the ability of New Clarus to compete effectively in a competitive industry;

●	the ability to protect and enhance New Clarus’ corporate reputation and brand;

●	expectations concerning New Clarus’ relationships and actions with third parties;

●	the impact from future regulatory, judicial, and legislative changes in New Clarus’ industry;

●	the ability to locate and acquire complementary products or product candidates and integrate those into New Clarus’ business;

●	future arrangements with, or investments in, other entities or associations;

●	intense competition and competitive pressures from other companies in the industries in which the Combined Entity will operate; and

●	other economic, business and/or competitive factors, risks and uncertainties, including those set forth in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 45 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Business and Properties

The business and properties of Blue Water and Legacy Clarus prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections entitled “Information about Blue Water” beginning on page 139 and “Information about Clarus” beginning on page 152, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Risk Factors

The risks associated with New Clarus’ business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 45 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Financial Information

Unaudited Condensed Financial Statements

Reference is made to the disclosure set forth in Item 9.01(a) of this Current Report on Form 8-K concerning the financial information of Legacy Clarus. Reference is further made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Selected Historical Consolidated Financial Information of Clarus” beginning on page 37 of the Proxy Statement/Prospectus.

Unaudited Pro Forma Condensed Combined Financial Information

Reference is made to the disclosure set forth in Item 9.01(b) of this Current Report on Form 8-K concerning the combined financial information of Blue Water and Legacy Clarus. Reference is further made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 81, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Blue Water” beginning on page 147, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clarus” beginning on page 182, each of which are incorporated herein by reference, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clarus” with respect to the three and six months ended June 30, 2021, which is attached hereto as Exhibit 99.2, and incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clarus— Qualitative and Quantitative Disclosures About Market Risks,” which is incorporated herein by reference. As of June 30, 2021, there had been no material changes to our market risks as disclosed in such section.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock immediately following consummation of the Business Combination by:

●	each person known by New Clarus to be the beneficial owner of more than 5% of New Clarus’ outstanding Common Stock immediately following the consummation of the Business Combination;

●	each of New Clarus’ executive officers and directors; and

●	all of New Clarus’ executive officers and directors as a group after the consummation of the Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants within 60 days of the Closing Date. Shares subject to warrants that are currently exercisable or exercisable within 60 days of the Closing Date are considered outstanding and beneficially owned by the person holding such warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to New Clarus, New Clarus believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of the directors and executive officers of New Clarus is 555 Skokie Boulevard, Suite 340, Northbrook, IL 60062. The percentage of beneficial ownership of New Clarus is calculated based on 21,725,817 shares of Common Stock outstanding immediately after giving effect to the consummation of the Business Combination.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Outstanding Shares
Directors and Executive Officers
Kimberly Murphy	—	—
Joseph Hernandez(4)	1,302,500	6.0%
Robert E. Dudley	4,566	*
Elizabeth A. Cermak	—	—
Mark A. Prygocki, Sr	—	—
Alex Zisson(1)	5,692,381	26.2%
John Amory	—	—
Richard Peterson	—	—
Frank Jaeger	—	—
Steve Bourne	1,305	*
All directors and executive officers as a group (10 individuals)	7,000,752	32.2%
Five Percent Holders:
Entities affiliated with H.I.G. BioVentures(1)	5,692,381	26.2%
Entities affiliated with Thomas, McNerney & Partners(2)	5,498,571	25.3%
CBC SPVI Ltd.(3)	3,602,287	16.6%
Blue Water Sponsor LLC (4)	1,302,500	6.0%
Entities affiliated with Bracebridge Capital, LLC(5)	2,229,855	10.3%

* less than 1%

(1)	Consists of (i) 2,731,094 shares of Common Stock directly held by H.I.G. Ventures — Clarus, LLC, (ii) (ii) 2,470,756 shares of Common Stock directly held by H.I.G. Bio — Clarus II, L.P., and (iii) 490,531 shares of Common Stock directly held by H.I.G. Bio — Clarus I, L.P. Alex Zisson is a managing director of H.I.G. Capital LLC, and may be deemed to share voting and investment power with respect to the shares directly held by H.I.G. Ventures — Clarus, LLC, H.I.G. Bio — Clarus II, L.P., and H.I.G. Bio — Clarus I, L.P. Bruce Robertson is also a managing director of H.I.G. Capital LLC and may be deemed to share voting and investment power with respect to the shares directly held by H.I.G. Ventures — Clarus, LLC, H.I.G. BioVentures, H.I.G. Bio — Clarus II, L.P., and H.I.G. Bio — Clarus I, L.P. Those three entities are owned by private funds advised by H.I.G. Capital, LLC, an SEC registered investment advisor, and its affiliates. The address for all entities and individuals affiliated with H.I.G. BioVentures is 1450 Brickell Ave., Suite 3100, Miami, FL 33131.

(2)	Consists of (i) 2,436,725 shares of Common Stock directly held by Thomas, McNerney & Partners, L.P., or TMP, (ii) 3,020,674 shares of Common Stock directly held by Thomas, McNerney & Partners II, L.P., or TMP II, (iii) 8,383 shares of Common Stock directly held by TMP Nominee, LLC, or TMP Nominee (iv) 19,970 shares of Common Stock held by TMP Nominee II, LLC or TMP Nominee II, (v) 1,706 shares of Common Stock directly held by TMP Associates, L.P., or TMP Associates and (vi) 11,113 shares of Common Stock directly held by TMP Associates II. L.P. or, TMP Associates II. TMP GP, the general partner of TMP, TMP II, TMP Associates and TMP Associates II, has voting and dispositive power over the shares held by TMP, TMP II, TMP Associates and TMP Associates II. In addition, each of TMP Nominee and TMP Nominee II has entered into an agreement that it shall vote and dispose of securities in the same manner as directed by TMP GP with respect to the shares held by TMP and TMP Associates and as directed by TMP GP II with respect to shares held by TMP II and TMP Associates II. James Thomas is manager of TMP GP and TMP GP II, and of TMP Nominee and TMP Nominee II. He disclaims beneficial ownership of the shares owned by TMP, TMP II, TMP Nominee, TMP Nominee II, TMP Associates and TMP Associates II. The address for all entities and individuals affiliated with Thomas, McNerney is c/o Thomas, McNerney & Partners, L.P., 12527 Central Avenue NE, #297, Minneapolis, MN 55434.
(3)	Shares of Common Stock are directly held by CBC SPVI Ltd. The address for CBC SPVI Ltd. is Suites 3306-3307, Two Exchange Square, 8 Connaught Place, Central, Hong Kong.
(4)	Joseph Hernandez, a member of New Clarus’ Board, is the managing member of Blue Water Sponsor LLC, and as such may be deemed to have sole voting and investment discretion with respect to the securities held by Blue Water Sponsor LLC.
(5)	Represents shares of Common Stock held by FFI Fund Ltd., FYI Ltd. and Olifant Fund, Ltd. (collectively, the “Bracebridge Funds”). Bracebridge Capital, LLC (the “Bracebridge Investment Manager”) is the investment manager of each of the Bracebridge Funds, and has the authority to vote and dispose of all of the shares reflected herein. The business address of the Bracebridge Funds and the Bracebridge Investment Manager is 888 Boylston St., Suite 1500, Boston, MA 02199.

Directors and Executive Officers

New Clarus’ directors and executive officers after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Management After Business Combination” beginning on page 226 and that information is incorporated herein by reference.

Directors

As of the Effective Time, in connection with the Business Combination, the size of Board was increased from six to seven members. Jon Garfield, James Sapirstein, Michael Lerner and Yvonne McBurney resigned as directors of the effective as of the Effective Time. Effective as of the Effective Time, Dr. Robert Dudley, Elizabeth Cermak, Mark Prygocki, Alex Zisson and John Amory were appointed to serve as directors on the Board.

Alex Zisson and John Amory were appointed to serve as Class I directors, with terms expiring at New Clarus’ 2022 annual meeting of stockholders; Elizabeth Cermak and Mark Prygocki were appointed to serve as Class II directors, with terms expiring at New Clarus’ 2023 annual meeting of stockholders; and Dr. Robert Dudley, Joseph Hernandez and Kimberly Murphy were appointed to serve as Class III directors, with terms expiring at New Clarus’ 2024 annual meeting of stockholders. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 226 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Independence of our Board of Directors

Information with respect to the independence of New Clarus’ directors is set forth in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination – Director Independence” beginning on page 229 and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the board of directors immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination – Committees of the Board of Directors” beginning on page 229 and that information is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of Legacy Clarus is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation of Clarus” beginning on page 232, and that information is incorporated herein by reference.

Employment Agreements

In connection with the Business Combination, Legacy Clarus entered into new employment agreements with our executive officers effective as of September 9, 2021 (which superseded each executive officer’s prior employment or offer letter agreement with Legacy Clarus): Robert E. Dudley, Ph.D. (Chief Executive Officer and President), Richard Peterson (Chief Financial Officer), Steven A. Bourne, CPA (Chief Administrative Officer) and Frank A. Jaeger (Chief Commercial Officer). Each employment agreement provides for an indefinite employment term that may be terminated in accordance with the terms and conditions of the employment agreement, and sets forth the executive officer’s annual base salary and annual cash performance-based bonus with a target of a certain percentage of base salary based on the achievement of certain performance objectives as determined by the compensation committee of the board of directors of New Clarus. Each employment agreement also provides for severance benefits upon a termination of employment without “cause” or by the executive officer for “good reason” (each as defined in the employment agreements), including (i) a pro-rata annual bonus for the year of termination (based on actual performance), (ii) a certain number of months of base salary (18 months for Dr. Dudley and 12 months for each of Messrs. Peterson, Jaeger and Bourne), payable in installments over the applicable severance period (or in the event such termination occurs on or following a “change in control” (as defined in the employment agreements), payable in a lump sum following such termination), and (iii) payment of the employer-portion of COBRA premiums during the applicable severance prior (or until the executive officer becomes eligible to receive health benefits as a result of subsequent employment or service during the severance period, if earlier). Each employment agreement also contains certain restrictive covenants, including non-competition, non-solicitation, and confidentiality covenants.

The foregoing description of the new employment agreements with each of Dr. Dudley, Mr. Peterson, Mr. Bourne and Mr. Jaeger is qualified in its entirety by the full text of the employment agreements, copies of which are filed as Exhibits 10.4, 10.5, 10.6 and 10.7 hereto, respectively, and incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of Legacy Clarus before the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Director Compensation” beginning on page 236 and that information is incorporated herein by reference.

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 238 and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information about Blue Water – Legal Proceedings” on page 140 and “Information about Clarus – Legal on Proceedings” on page 177 and that information is incorporated herein by reference.

Market Price of and Dividends on Common Equity and Related Stockholder Matters

Market Information and Holders

The Common Stock, and the warrants issued to the public (the “Public Warrants”) and units issued in Blue Water’s initial public offering were historically traded on The Nasdaq Capital Market under the symbols “BLUW,” “BLUWW” and “BLUWU,” respectively. At the Effective Time, the Blue Water units automatically separated into the component securities and, as a result, no longer trade as a separate security. On September 10, 2021, the Common Stock and Public Warrants began trading on The Nasdaq Global Market under the new trading symbols “CRXT” and “CRXTW,” respectively.

As of the Closing Date and immediately following completion of the Business Combination, New Clarus had approximately 21,725,817 shares of Common Stock issued and outstanding held of record by 23 registered holders and approximately 9,195,000 Public Warrants and private warrants outstanding held of record by two registered holders. The actual number of holders of these securities is greater than this number of record holders, as the actual number includes holders who are beneficial owners whose securities are held in street name by brokers and other nominees. This number of holders of record also does not include holders whose securities may be held in trust by other entities.

Dividends

New Clarus has not paid any cash dividends on shares of its Common Stock. Any decision to declare and pay dividends in the future will be made at the sole discretion of the Board and will depend on, among other things, New Clarus’ results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant.

Description of Company’s Securities

The description of New Clarus’ securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Securities of Blue Water” beginning on page 202 and that information is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of New Clarus’ directors and officers is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 226 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, Blue Water changed its name to “Clarus Therapeutics Holdings, Inc.” and adopted a second amended and restated certificate of incorporation and amended and restated by-laws. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections titled “Charter Amendment Proposals (Proposals 2 through 5)”, “Comparison of Stockholder Rights” and “Description of Securities of Blue Water,” beginning on pages 127, 212 and 202, respectively which are incorporated herein by reference. This summary is qualified in its entirety by reference to the text of New Clarus’ second amended and restated certificate of incorporation and amended and restated by-laws, which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

In accordance with Rule 12g-3(a) under the Exchange Act, New Clarus is the successor issuer to Blue Water and has succeeded to the attributes of Blue Water as the registrant. In addition, the shares of Common Stock of New Clarus, as the successor to Blue Water, are deemed to be registered under Section 12(b) of the Exchange Act. Holders of uncertificated shares of Blue Water Class A common stock and Blue Water Class B common stock prior to the Closing have continued as holders of shares of uncertificated shares of New Clarus’ Common Stock. After consummation of the Business Combination, the Common Stock and warrants to purchase Common Stock began trading on the Nasdaq Global Market under the symbols “CRXT” and “CRXTW”, respectively and the CUSIP number relating to the Common Stock is 18271L 107 and the CUSIP number relating to the warrants is 18271L 115. Holders of Blue Water shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that New Clarus is the successor to Blue Water.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On September 10, 2021, the audit committee of the Board approved a resolution appointing RSM US LLP (“RSM”) as New Clarus’ independent registered public accounting firm to audit New Clarus’ financial statements for the fiscal year ended December 31, 2021, and Marcum LLP (“Marcum”) was dismissed from its role as New Clarus’s independent registered public accounting firm.

Marcum's report on the registrant's financial statements for the fiscal year ended December 31, 2020 and the period from May 22, 2020 (inception) to December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph in such report regarding substantial doubt about the registrant's ability to continue as a going concern.

At no point during the fiscal year ended December 31, 2020 and the subsequent interim period through September 10, 2021 were there any (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, other than as noted above regarding New Clarus’ ability to continue as a going concern.

New Clarus has provided Marcum with a copy of the foregoing disclosure and has requested that Marcum furnish New Clarus with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Marcum’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal year ended December 31, 2020 and the subsequent interim period through date of this Current Report on Form 8-K, the Company did not consult with RSM regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal (Proposal 1)” beginning on page 101 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Clarus Therapeutics Holdings Inc. 2021 Stock Option and Incentive Plan

At the special meeting of Blue Water stockholders held on August 27, 2021, Blue Water stockholders considered and approved the Clarus Therapeutics Holdings, Inc. 2021 Stock Option and Incentive Plan (the “2021 Plan”). The 2021 Plan allows New Clarus to make equity and equity-based incentive awards to officers, employees, directors and consultants. The Blue Water board of directors anticipated that providing such persons with a direct stake in New Clarus will assure a closer alignment of the interests of such individuals with those of New Clarus and its stockholders, thereby stimulating their efforts on New Clarus’ behalf and strengthening their desire to remain with New Clarus.

Blue Water has initially reserved 3,475,000 shares of Common Stock for the issuance of awards under the 2021 Plan (the “Initial Limit”). The 2021 Plan provides that the number of shares reserved and available for issuance under the 2021 Plan will automatically increase each January 1, beginning on January 1, 2022, by 4% of the outstanding number of shares of common stock of New Clarus on the immediately preceding December 31, or such lesser amount as determined by the plan administrator (the “Annual Increase”). This limit is subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock split, stock dividend, reverse stock split or other similar change in New Clarus’ capitalization. The maximum aggregate number of shares of common stock of New Clarus that may be issued upon exercise of incentive stock options under the 2021 Plan shall not exceed the Initial Limit cumulatively increased on January 1, 2022 and on each January 1 thereafter by the lesser of the Annual Increase or 3,475,000 shares of common stock of New Clarus. Shares underlying any awards under the 2021 Plan that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the 2021 Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares that may be issued as incentive stock options.

A more complete summary of the terms of the 2021 Plan is set forth in the Proxy Statement/Prospectus in the section titled “The Incentive Plan Proposal (Proposal 7)” beginning on page 130 of the Proxy Statement/Prospectus. That summary and the foregoing description of the 2021 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2021 Plan, which is filed as Exhibit 10.8 hereto and incorporated herein by reference.

Clarus Therapeutics Holdings, Inc. Employee Stock Purchase Plan

At the special meeting of Blue Water stockholders held on August 12, 2021, Blue Water stockholders considered and approved the Clarus Therapeutics Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”). An aggregate of 347,500 shares will be reserved and available for issuance under the 2021 ESPP. The 2021 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by the lesser of 347,500 shares of Common Stock of New Clarus, 1.0% of the outstanding number of shares of the Common Stock of New Clarus on the immediately preceding December 31, or such lesser amount as determined by the plan administrator. If our capital structure changes because of a stock dividend, subdivision of outstanding shares or similar event, the number of shares that can be issued under the 2021 ESPP will be appropriately adjusted.

A more complete summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “The ESPP Proposal (Proposal 8)” beginning on page 135 of the Proxy Statement/Prospectus. That summary and the foregoing description of the ESPP does not purport to be complete and is qualified in its entirety by reference to the text of the ESPP, which is filed as Exhibit 10.10 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the consummation of the Business Combination, New Clarus ceased to be a shell company upon the Closing. The material terms of the Business Combination are described in the section entitled “The Business Combination Proposal (Proposal 1)” beginning on page 101 of the Proxy Statement/Prospectus and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited interim financial statements of Legacy Clarus as of June 30, 2021 are filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The financial statements of Legacy Clarus as of March 31, 2021 and for the three months ended March 31, 2021 and the related notes are set forth in the Proxy Statement/Prospectus beginning on page F-40 and are incorporated herein by reference.

The audited financial statements of Legacy Clarus as of and for the years ended December 31, 2020 and December 31, 2019, the related notes are set forth in the Proxy Statement/Prospectus beginning on page F-58 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Blue Water and Legacy Clarus as of June 30, 2021 and for the year ended December 31, 2020 and the six months ended June 30, 2021 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1 †	Agreement and Plan of Merger, dated as of April 27, 2021, by and among Blue Water, Blue Merger Sub and Legacy Clarus (incorporated by reference to Annex A to the Proxy Statement/Prospectus).
3.1	Second Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
4.1	Registration Rights Agreement, dated September 9, 2021, by and among the Company, Blue Water Sponsor LLC and Legacy Clarus securityholders party thereto.
4.2	Form of Stockholder Lock-Up Agreement by and between the Company and the stockholder of Legacy Clarus party thereto (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K, filed by Blue Water on May 3, 2021 and also included as Exhibit I to Annex A to the Proxy Statement/Prospectus).
4.3	Form of Lender Lock-Up Agreement by and between the Company and the noteholder of Legacy Clarus party thereto (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K, filed by Blue Water on May3, 2021 and also included as Exhibit J to Annex A to the Proxy Statement/Prospectus).
10.1	Transaction Support Agreement, dated of April 27, 2021 by and among the Company, Legacy Clarus and the Legacy Clarus securityholders party thereto (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K, filed by Blue Water on May 3, 2021).

10.2*	Form of Indemnification Agreement (Directors).
10.3*	Form of Indemnification Agreement (Officers).
10.4*	Employment Agreement, dated September 9, 2021, by and between Clarus Therapeutics, Inc. and Robert E. Dudley.
10.5*	Employment Agreement, dated September 9, 2021, by and between Clarus Therapeutics, Inc. and Richard Peterson.
10.6*	Employment Agreement, dated September 9, 2021, by and between Clarus Therapeutics, Inc. and Steven A. Bourne.
10.7*	Employment Agreement, dated September 9, 2021, by and between Clarus Therapeutics, Inc. and Frank Jaeger.
10.8*	Form of 2021 Stock Option and Incentive Plan (incorporated by reference to Annex C to the Proxy Statement/Prospectus).
10.9	Forms of Award Agreements under the 2021 Stock Option and Incentive Plan.
10.10*	Form of Employee Stock Purchase Plan (incorporated by reference to Annex D to the Proxy Statement/Prospectus).
10.11	Office Lease, dated August 18, 2011 by and between Clarus Therapeutics, Inc. and MJH Northbrook LLC, as amended (incorporated by reference to Exhibit 10.17 to the Proxy Statement/Prospectus).
10.12	Form of Warrant to Purchase Stock, issued April 2013, as amended (incorporated by reference to Exhibit 10.18 to the Proxy Statement/Prospectus).
10.13†	Base Indenture, dated March 12, 2020 by and between Clarus Therapeutics, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 10.19 to the Proxy Statement/Prospectus).
10.1	Supplemental Indenture No. 1, dated May 27, 2021 by and between Clarus Therapeutics, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 10.20 to the Proxy Statement/Prospectus).
10.15	Supplemental Indenture No. 2, dated September 9, 2021 by and between Clarus Therapeutics, Inc. and U.S. Bank National Association.
10.16#	Softgel Commercial Manufacturing Agreement, dated July 3, 2009 by and between Clarus Therapeutics, Inc. and Catalent Pharma Solutions, LLC (incorporated by reference to Exhibit 10.21 to the Proxy Statement/Prospectus).
10.17#	Amendment No. 1 to Softgel Commercial Manufacturing Agreement, dated October 23, 2012 by and between Clarus Therapeutics, Inc. and Catalent Pharma Solutions, LLC (incorporated by reference to Exhibit 10.22 to the Proxy Statement/Prospectus).
10.18#	Amendment No. 2 to Softgel Commercial Manufacturing Agreement, dated November 12, 2012 by and between Clarus Therapeutics, Inc. and Catalent Pharma Solutions, LLC (incorporated by reference to Exhibit 10.23 to the Proxy Statement/Prospectus).
10.19#	Amendment No. 3 to Softgel Commercial Manufacturing Agreement, dated June 5, 2017 by and between Clarus Therapeutics, Inc. and Catalent Pharma Solutions, LLC (incorporated by reference to Exhibit 10.24 to the Proxy Statement/Prospectus).
10.20#	Commercial Packaging Agreement, dated June 26, 2014 by and between Clarus Therapeutics, Inc. and Packaging Coordinators, LLC (incorporated by reference to Exhibit 10.25 to the Proxy Statement/Prospectus).
10.21#	First Amendment to Commercial Packaging Agreement, dated January 14, 2019, by and between Clarus Therapeutics, Inc. and Packaging Coordinators, LLC (incorporated by reference to Exhibit 10.26 to the Proxy Statement/Prospectus).
16.1	Marcum’s Letter to the Securities and Exchange Commission, dated September 15, 2021.
99.1	Unaudited interim financial statements of Legacy Clarus as of and for the six months ended June 30, 2021.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Clarus for the six months ended June 30, 2021.
99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Indicates management contract or compensatory plan or arrangement
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
#	Portions of this exhibit (indicated by brackets and asterisks) have been omitted because the Registrant has determined that the information is both not material and is the type that the Registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2021	CLARUS THERAPEUTICS HOLDINGS, INC.

	By:	/s/ Robert E. Dudley
	Name:	Robert E. Dudley
	Title:	Chief Executive Officer